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     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 14, 1999
                                                   REGISTRATION NO. 333-84193


                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                                V.F. CORPORATION
               (Exact Name of Registrant as Specified in Charter)


      PENNSYLVANIA                                   23-1180120
 (State or Other Jurisdiction           (I.R.S. Employer Identification Number)
 of Incorporation or Organization)

                              628 GREEN VALLEY ROAD
                        GREENSBORO, NORTH CAROLINA 27408
              (Address of Registrant's Principal Executive Offices)

                          1996 STOCK COMPENSATION PLAN
                            (Full Title of the Plan)

                            CANDACE S. CUMMINGS, ESQ.
         VICE PRESIDENT - ADMINISTRATION, GENERAL COUNSEL AND SECRETARY
                                V.F. CORPORATION
                                 P.O. BOX 21488
                        GREENSBORO, NORTH CAROLINA 27420
                     (Name and address of agent for service)

                                 (336) 547-6000
          (Telephone number, including area code, of agent for service)


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                                     PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.           EXHIBITS.

         Exhibit No.     Description

          4.1            1996 Stock Compensation Plan, as amended to date.

         *4.2            Mid-Term Plan, a subplan under the 1996
                         Stock Compensation Plan (Exhibit 10(X) to the Company's Annual Report on Form 10-K for the year ended January 2, 1999).

          *5             Opinion of Pepper Hamilton LLP.

        *23.1            Consent of PricewaterhouseCoopers LLP.

        *23.2            Consent of Pepper Hamilton LLP (included in Exhibit 5).

        *24              Power of Attorney.

-----------

     *   Previously filed.




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                                   SIGNATURES


         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in Greensboro, North Carolina on the 13th day of October, 1999.


                               V.F. CORPORATION


                               By: /s/ Mackey J. McDonald
                                  ---------------------------------------------
                                  Mackey J. McDonald
                                  Chairman of the Board, President and
                                  Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


    SIGNATURE                TITLE                         DATE


/s/ Mackey J. McDonald       Chairman of the Board,         October 13, 1999
----------------------       President and
  Mackey J. McDonald         Chief Executive Officer



/s/ Robert K. Shearer        Vice President - Finance       October 13, 1999
----------------------       and Chief Financial Officer
  Robert K. Shearer


/s/ Peter E. Keene           Vice President - Controller    October 13, 1999
----------------------
  Peter E. Keene


DIRECTORS

Robert D. Buzzell*             George Fellows*         M. Rust Sharp*
Edward E. Crutchfield*         Robert J. Hurst*        L. Dudley Walker*
Ursula F. Fairbairn*           Mackey J. McDonald*
Barbara S. Feigin*



Date:  October 13, 1999                    *By:  /s/ Mackey J. McDonald
                                               --------------------------------
                                               Mackey J. McDonald,
                                               Attorney-In-Fact


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         EXHIBIT INDEX

4.1      1996 Stock Compensation Plan, as amended to date.













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